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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                          -----------------------------


                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                         ------------------------------


         Date of Report (Date of earliest event reported): June 25, 2001
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                            OUTBACK STEAKHOUSE, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                        1-15935                 59-3061413
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
   of incorporation)                                         Identification No.)



 2202 North Westshore Boulevard, 5th Floor
            Tampa, Florida                                          33607
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(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (813) 282-1225
                                                           ---------------



                                 Not applicable.
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         (Former name or former address, if changed since last report.)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

            EXHIBIT
            NUMBER         DESCRIPTION

            99.1           Press release dated June 25, 2001  (filed herewith).


ITEM 9.  REGULATION FD DISCLOSURE

         On June 25, 2001, the Registrant issued a news release entitled "Outback Steakhouse, Inc. Comments on Second Quarter Outlook," and a copy is being filed herewith as Exhibit 99.1.


         SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    OUTBACK STEAKHOUSE, INC.



DATED: June 25, 2001.               By: /s/Robert S. Merritt
                                       ----------------------
                                       Robert S. Merritt, Senior Vice President,
                                       Chief Financial Officer and Treasurer


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                                  EXHIBIT INDEX

            EXHIBIT
            NUMBER         DESCRIPTION

            99.1           Press release dated June 25, 2001.